                                                      Exhibit 16a

                               WASATCH GROWTH FUND


                SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATION


FOR THE ONE YEAR PERIOD ENDED SEPTEMBER 30, 1997

TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL VALUE)-1

                  Total return = 37.6%

                           37.6% = (46,643/33,903)-1

FOR THE THREE YEAR PERIOD ENDED SEPTEMBER 30, 1997

CUMULATIVE TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT)-1


                  Cumulative total return = 116.1%

                           116.1% = (46,643/21,584)-1
                                                      1/n
TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL VALUE)   -1

                  Total return = 29.3%
                                                  1/3
                           29.3% = (46,643/21,584)   -1

FOR THE FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1997

CUMULATIVE TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT) -1


                  Cumulative total return = 177.0%

                          177.0% = (46,643/16,836)-1
                                                     1/n
TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL VALUE)  -1

                  Total return = 22.6%
                                                  1/5
                           22.6% = (46,643/16,836)   -1


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FOR THE TEN YEAR PERIOD ENDED SEPTEMBER 30, 1997

CUMULATIVE TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT)-1


                  Cumulative total return = 306.6%

                           306.6% = (46,643/11,470)-1
                                                      1/n
TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL VALUE)   -1

                  Total return = 15.1%
                                                  1/10
                           15.1% = (46,643/11,470)   -1

FOR THE PERIOD FROM DECEMBER 6, 1986 (COMMENCEMENT OF OPERATIONS)
       TO SEPTEMBER 30, 1997

CUMULATIVE TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT) -1
                                                        OF $10,000

                  Cumulative total return = 366.4%

                           366.4% = (46,643/10,000) -1
                                                        1/n
TOTAL RETURN = (ENDING REDEEMABLE VALUE/INITIAL PAYMENT)   -1
                                             Of $10,000

                  Total return = 15.3%
                                                  1/10.8
                           15.3% = (46,643/10,000)      -1